EXECUTION COPY

AMENDMENT NO. 5 TO TRANSFER AND ADMINISTRATION AGREEMENT

          AMENDMENT NO. 5 TO TRANSFER AND ADMINISTRATION AGREEMENT dated as of May 22, 2002 (this "Amendment"), to that certain Transfer and Administration Agreement dated as of March 21, 2001, as amended by Amendment No. 1 to the Transfer and Administration Agreement dated as of November 30, 2001, Amendment No. 2 to the Transfer and Administration Agreement dated as of December 14, 2001, Amendment No. 3 to the Transfer and Administration Agreement dated as of March 20, 2002 and Amendment No. 4 dated as of March 29, 2002 (as so amended and in effect, the "TAA"), by and among Arrow Electronics Funding Corporation, a Delaware corporation (the "SPV"), Arrow Electronics, Inc., a New York corporation, individually ("Arrow") and as the initial Master Servicer, the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the "Conduit Investors"; each individually, a "Conduit Investor"), the agent bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a "Funding Agent") with respect to such Conduit Investor, and Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the "Administrative Agent"), and the financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA, after giving effect to Section 1(a) hereof.

PRELIMINARY STATEMENTS:

          WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and Administrative Agent have entered into the TAA;

          WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and Administrative Agent agree to make certain changes and amendments to the TAA, in connection with the transactions contemplated by the Gates/Synnex Purchase Agreement involving Arrow;

          WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and Administrative Agent are willing to make such changes and amendments to the TAA; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Amendments to the TAA. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, the TAA is hereby amended as follows:

               SECTION 1.1. The following defined terms are hereby added to Section 1.1 of the TAA in their respective alphabetical locations:

               "Arrow Canada" means Arrow Electronics Canada Ltd., a Canadian corporation.

               "Gates/Arrow" means Gates/Arrow Distributing, Inc., a Delaware corporation.

               "Gates/Synnex Property" means (a) all of the Gates/Synnex Receivables, (b) all Collections and Related Security with respect to the Gates/Synnex Receivables, (c) all proceeds of the Gates/Synnex Receivables and the Collections and Related Security in respect of the Gates/Synnex Receivables, held in the Blocked Accounts, and (d) all proceeds of the foregoing; provided that, for purposes of this definition, (i) the terms "Collections" and "Related Security" (and the terms "Contract", "Obligor" and "Records" as used, directly or indirectly, therein) shall be construed as if each of the references to "Receivable" and "Receivables" in the definitions of such terms in this Section 1.1 were instead a reference to "Gates/Synnex Receivable" or "Gates/Synnex Receivables", respectively, and (ii) the term "Records" shall be construed as if the reference therein to the term "Affected Assets" were instead a reference to "Collections", as construed after giving effect to clause (i) of this proviso; provided, further, that "Gates/Synnex Property" shall not include any Related Security with respect to any Affected Assets, after giving effect to the transfer of the Gates/Synnex Receivables provided hereunder, or any proceeds of such Related Security held in the Blocked Accounts, but shall include copies of Records, as construed after giving effect to clause (ii) of the preceding proviso, with respect to Gates/Synnex Receivables to the extent that the transfer of such copies shall not impair the originals of such Records.

               "Gates/Synnex Purchase Agreement" means the Asset Purchase Agreement dated May 5, 2002 by and between Synnex Information Technologies, Inc. and Arrow.

               "Gates/Synnex Receivables" means all indebtedness and other obligations, whether constituting accounts, chattel paper, instruments or general intangibles, that satisfy each of the following conditions:

                    (a)  indebtedness and other obligations which were transferred by either (i) Arrow Canada to Arrow pursuant to the related Originator Sale Agreement, and which indebtedness and obligations are Canadian Receivables, or (ii) Gates/Arrow to Arrow pursuant to the related Originator Sale Agreement; and

                    (b)  indebtedness and other obligations that are subject to sale, transfer, conveyance, assignment or delivery by Arrow to Synnex Information Technologies, Inc. pursuant to the Gates/Synnex Purchase Agreement, including, without limitation, all indebtedness and other obligations that would have been subject to such sale, transfer, conveyance, assignment or delivery but for the collection thereof prior to the Closing Date under (and as defined in) the Gates/Synnex Purchase Agreement;

                    (c)  indebtedness and other obligations that, if uncollected on the Closing Date (as so defined), are listed on the Gates/Synnex Receivables Schedule not later than the ninetieth day after the Closing Date (as so defined), or such later date as permitted by the Administrative Agent and each Funding Agent in connection with the delivery of a supplement to the Gates/Synnex Receivables Schedule, whether or not such indebtedness and other obligations are listed on the Gates/Synnex Receivables Schedule prior to such ninetieth day or such later date as permitted by the Administrative Agent and each Funding Agent; and

                    (d)  indebtedness and other obligations that are not listed on Schedule D hereto.

          Gates/Synnex Receivables shall, as of the ninetieth day after the Closing Date (as so defined), or such later date as permitted by the Administrative Agent and each Funding Agent in connection with the delivery of a supplement to the Gates/Synnex Receivables Schedule, exclude any indebtedness and other obligations (other than indebtedness and other obligations collected prior to the Closing Date) that are not listed on the Gates/Synnex Receivables Schedule as of such ninetieth day or such later date as permitted by the Administrative Agent and each Funding Agent.

               "Gates/Synnex Receivables Schedule" means the schedule substantially in the form of Schedule C, and includes each supplement thereto that may be delivered by Arrow to the Administrative Agent at any time and from time to time hereunder, listing additional indebtedness and other obligations that are subject to sale, transfer, conveyance, assignment or delivery by Arrow to Synnex Information Technologies, Inc. pursuant to the Gates/Synnex Purchase Agreement; provided that, without the prior consent of the Administrative Agent and each Funding Agent, no supplement shall be delivered hereunder at any time (a) after the ninetieth day after the Closing Date under (and as defined in) the Gates/Synnex Purchase Agreement or (b) when the Net Investment exceeds zero.

               Section 1.2.  The existing definition of "Receivable" contained in Section 1.1 of the TAA is hereby amended in its entirety as follows:

               "Receivable" means any indebtedness and other obligations owed by any Obligor to HP, in the case of HP Purchased Receivables, or an Originator (without giving effect to any transfer under the First Tier Agreement or any Originator Sale Agreement or the HP Receivables Purchase Agreement) under a Contract or any right of the SPV to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, (i) arising in connection with the sale or lease of goods or the rendering of services in the ordinary course of business by such Originator or HP, and includes the obligation to pay any finance charges, fees and other charges with respect thereto, (ii) denominated in Dollars and payable only in the United States or Canada, (iii) the Obligors of which are United States or Canadian residents and are not an Official Body, and (iv) which are not Gates/Synnex Receivables.

               Section 1.3.  The final sentence of Section 4.1(s) of the TAA is hereby amended in its entirety as follows:

               "All Obligors have been instructed to make payment to a Blocked Account and only Collections are deposited into the Blocked Accounts, except for other amounts (i) that are withdrawn from such Blocked Accounts within one Business Day of such amounts becoming available for transfer therefrom or (ii) that are deposited in respect of HP Receivables which are not HP Purchased Receivables."

               Section 1.4.  Section 4.1 is hereby amended by adding a new clause (aa) at the end thereof:

               "(aa)  Gates/Synnex Receivables. The initial Schedule C and each supplement thereto contains a true and complete list of all Gates/Synnex Receivables as of the effective date specified therein except with respect to Gates/Synnex Receivables collected prior to such effective date."

               Section 1.5  Article V of the TAA is hereby amended by adding a new Section 5.3 at the end thereof:

               "SECTION 5.3 Master Servicer Report. Any Investment hereunder which is proposed by the SPV to occur within 90 days of the Closing Date (as defined in the Gates/Synnex Purchase Agreement) shall be subject to the condition precedent that the Master Servicer shall have delivered to the Administrative Agent, at least three days prior to the proposed date of such Investment, a Master Servicer Report as at, and for the Calculation Period ending on the Month End Date immediately preceding such proposed date of Investment, which Master Servicer Report shall give effect to all transfers of Gates/Synnex Receivables as of such proposed date of Investment (as if such transfers occurred on such Month End Date), unless the effect of all such transfers shall have been reflected in a Master Servicer Report previously delivered hereunder."

               Section 1.6.  Section 6.2(f) of the TAA is hereby amended in its entirety as follows:

               "(f) Deposits to Lock-Box Accounts. Neither the SPV nor the Master Servicer shall (and Arrow shall cause each other Originator not to) deposit or otherwise credit, or cause to be so deposited or credited, to any Blocked Account or the Collection Account cash or cash proceeds other than Collections (except for amounts deposited in respect of HP Receivables which are not HP Purchased Receivables) or permit to be so deposited or credited any such cash or cash proceeds to the Blocked Account or the Collection Account, unless such cash or cash proceeds are withdrawn from the applicable Blocked Account or Collection Account within one Business Day of such cash or cash proceeds becoming available for transfer therefrom."

               Section 1.7.  New Schedules C and D as set forth in Annexes A and B hereto, respectively, are hereby added to the TAA.

          SECTION 2.  Reconveyance. (a) Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 7 hereof: (1) the Administrative Agent (on behalf of the Investors) hereby conveys, transfers and assigns to the SPV, without recourse, representation or warranty, all of the right, title and interest of the Administrative Agent and the Investors in, to and under all of the Gates/Synnex Property, and the SPV hereby accepts such conveyance, transfer and assignment of the Gates/Synnex Property; and (2) each of the Investors, the Funding Agents and the Administrative Agent hereby consents to (i) the conveyance, transfer and assignment provided for in clause (1) above and (ii) the conveyance, transfer and assignment from the SPV to Arrow, and from Arrow to Synnex Information Technologies, Inc., a California corporation ("Synnex"), of all of the right, title and interest of each of them in, to and under the Gates/Synnex Property.

               (b)  The Administrative Agent (on behalf of the Investors) and the SPV hereby agree and acknowledge that the consideration received by the Administrative Agent (on behalf of the Investors) for the transfer of all of its (and their) interest in the Gates/Synnex Property represents the fair market value of its interest in the Gates/Synnex Property and is comparable to the terms that would apply to a similar transaction between unaffiliated third parties.

          SECTION 3.  Amendment to Certificate of Incorporation of the SPV. The Administrative Agent (with the consent, hereby granted, of each of the Investors and Funding Agents) hereby consents to the amendment of the Certificate of Incorporation of the SPV to enable the SPV to engage in the transfer of the Gates/Synnex Receivables contemplated by Section 2 hereof.

          SECTION 4.  Certain Matters Regarding Security Interests.

               Section 4.1.  Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 7 hereof: (i) the Administrative Agent and the Investors hereby release the security interest of the Administrative Agent (for benefit of the Investors) in all of the Gates/Synnex Property; and (ii) the Administrative Agent and the Investors hereby authorize, or consent to, as applicable, each of:

                    (a)  Gates/Arrow, with respect to the UCC financing statement (no. 10254172) filed against Gates/Arrow in favor of the Administrative Agent on March 26, 2001 at the office of the Secretary of State of the State of Delaware, and the UCC financing statement (no. 010327-110002A) filed against Gates/Arrow in favor of the Administrative Agent on March 27, 2001 at the office of the Secretary of State of the State of South Carolina;

                    (b)  Arrow Canada, with respect to the PPSA financing statement (registration No. 20010315 1651 9065 8595 and file no. 870652206) filed against Arrow Canada in favor of Arrow in Ontario, Canada;

                    (c)  Arrow, with respect to the UCC financing statement (no. 059547) filed against Arrow in favor of the Administrative Agent on March 27, 2001 at the office of the Secretary of State of the State of New York; and

                    (d)  the SPV, with respect to the UCC financing statement (no. 20012023182) filed against the SPV in favor of the Administrative Agent on March 26, 2001 at the office of the Secretary of State of the State of Colorado, and the UCC financing statement (no. 059552) filed against the SPV in favor of the Administrative Agent on March 27, 2001 at the office of the Secretary of State of the State of New York, to file amendments to such financing statements, containing the following statement:

               "The following property is not covered by this Financing Statement: all Gates/Synnex Property (as such term is defined in the Transfer and Administration Agreement dated as of March 21, 2001 by and among Arrow Electronics Funding Corporation, Arrow Electronics, Inc., the persons party thereto as Conduit Investors, Alternate Investors and Funding Agents, and Bank of America, National Association, as amended and in effect).";

                    (e)  the SPV, to file a Form RG in the Register of Personal and Movable Real Rights pursuant to the Civil Code of Quebec naming the Administrative Agent as debtor and the SPV as secured party and describing the collateral as follows:

               "All of the Debtor's right, title and interest, in, to and under the Gates/Synnex Property (as such term is defined in the Transfer and Administration Agreement dated as of March 21, 2001 by and among Arrow Electronics Funding Corporation, Arrow Electronics, Inc., the persons party thereto as Conduit Investors, Alternate Investors and Funding Agents, and Bank of America, National Association, as amended and in effect) and all proceeds of the foregoing, in each case whether now existing or hereafter arising or acquired, which were previously assigned to the Secured Party and registered in the Register of Personal and Movable Real Rights pursuant to filing number 01-0089295-0001 filed on March 22, 2001.";

                    (f)  Arrow, to file a Form RG in the Register of Personal and Movable Real Rights pursuant to the Civil Code of Quebec naming the SPV as debtor and Arrow as secured party and describing the collateral as follows:

               "All of the Debtor's right, title and interest, in, to and under the Gates/Synnex Property (as such term is defined in the Transfer and Administration Agreement dated as of March 21, 2001 by and among Arrow Electronics Funding Corporation, Arrow Electronics, Inc., the persons party thereto as Conduit Investors, Alternate Investors and Funding Agents, and Bank of America, National Association, as amended and in effect) and all proceeds of the foregoing, in each case whether now existing or hereafter arising or acquired, which were previously assigned to the Secured Party and registered in the Register of Personal and Movable Real Rights pursuant to filing number 01-0089292-0001 filed on March 22, 2001."; and

                    (g)  Arrow Canada, to file a Form RG in the Register of Personal and Movable Real Rights pursuant to the Civil Code of Quebec naming Arrow as debtor and Arrow Canada as secured party and describing the collateral as follows:

               "All of the Debtor's right, title and interest, in, to and under the Gates/Synnex Property (as such term is defined in the Transfer and Administration Agreement dated as of March 21, 2001 by and among Arrow Electronics Funding Corporation, Arrow Electronics, Inc., the persons party thereto as Conduit Investors, Alternate Investors and Funding Agents, and Bank of America, National Association, as amended and in effect) and all proceeds of the foregoing, in each case whether now existing or hereafter arising or acquired, which were previously assigned to the Secured Party and registered in the Register of Personal and Movable Real Rights pursuant to filing number 01-0089287-0001 filed on March 22, 2001."

               Section 4.2  Synnex shall not be a "new debtor" (as such term is defined in the UCC) for any purpose with respect to the Transaction Documents or any transaction contemplated thereby.

               Section 4.3  The Administrative Agent, the Investors and the Funding Agents authorize the SPV to file UCC financing statements naming the Administrative Agent (on behalf of the Investors) as debtor and the SPV as secured party and describing the collateral as follows:

               "All of the right, title and interest of the Administrative Agent and the Investors (collectively, the debtor hereunder) in, to and under all of the Gates/Synnex Property (as each such capitalized term is defined in the Transfer and Administration Agreement dated as of March 21, 2001 by and among Arrow Electronics Funding Corporation, Arrow Electronics, Inc., the persons party thereto as Conduit Investors, Alternate Investors and Funding Agents, and Bank of America, National Association, as amended and in effect)."

          SECTION 5.  Conforming Changes. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, the Administrative Agent (with the consent, hereby granted, of each of the Investors and Funding Agents) hereby consents to the amendment of Section 6.3(f) of each of First Tier Agreement and the Originator Sale Agreements to which each of Gates/Arrow and Arrow Canada is a party, between the parties thereto, to the effect of replacing the words "receipt thereof" at the end thereof with the following words: "such cash or cash proceeds becoming available for transfer therefrom."

          SECTION 6.  Representations and Warranties. To induce the Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:

               Section 6.1.  Authority. The SPV and Arrow each has the requisite corporate power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

               Section 6.2.  Enforceability. This Amendment has been duly executed and delivered by the SPV and Arrow. This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

               Section 6.3  Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.

               Section 6.4  No Termination Event. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

          SECTION 7.  Conditions Precedent. This Amendment shall become effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

               Section 7.1.  This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the Persons intended to be a party hereto.

               Section 7.2.  Reconveyance Agreement. The Administrative Agent shall have received a copy of the agreement of reconveyance between the SPV and Arrow with respect to the Gates/Synnex Property which shall be in form and substance satisfactory to the Administrative Agent, and the SPV shall have received the purchase price as stated therein.

               Section 7.3.  Gates/Synnex Receivables Schedule. The Administrative Agent shall have received a Gates/Synnex Receivables Schedule dated as of April 29, 2002.

               Section 7.4.  Master Servicer Report. The Administrative Agent shall have received a Master Servicer Report as at, and for the Calculation Period ending on the Month End Date immediately preceding the date hereof, after giving effect to the amendments to the TAA provided by Section 1 hereof and the transfer of the Gates/Synnex Receivables contemplated by Section 2 hereof (as if such amendments and transfers occurred on such Month End Date).

               Section 7.5.  Amendment to Certificate of Incorporation of the SPV. The Administrative Agent shall have received a copy of the amendment to the Certificate of Incorporation of the SPV contemplated by Section 3 hereof which shall be in form and substance satisfactory to the Administrative Agent.

               Section 7.6.  Legal Opinions. The Administrative Agent shall have received favorable opinions of counsel for the SPV and Arrow in form and substance satisfactory to the Administrative Agent, the Administrative Agent's counsel and each Funding Agent, covering such matters as the Administrative Agent may request.

               Section 7.7.  Additional Documents. The Administrative Agent shall have received all additional approvals, certificates, documents, instruments and items of information as the Administrative Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and each Funding Agent.

               Section 7.8.  Legal Matters. All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Administrative Agent, the Administrative Agent's counsel and each Funding Agent and the fees and expenses of counsel to the Administrative Agent incurred in connection with the execution of this Amendment and the transactions contemplated hereby shall have been paid in full.

          Section 8.  References to and Effect on the Transaction Documents.

               Section 8.1.  Except as specifically amended and modified hereby, each Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

               Section 8.2.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.

               Section 8.3.  This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Amendment among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

               Section 8.4.  Each reference in the TAA to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in any other Transaction Document to "the Transfer and Administration Agreement", "thereunder", "thereof" or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

          SECTION 9.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 10.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 11.  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Arrow Electronics Funding Corporation,

as SPV

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Arrow Electronics, Inc.,

individually and as Master Servicer

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Enterprise Funding Corporation,

as a Conduit Investor

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Bank of America, National Association,

as a Funding Agent, as Administrative Agent, and as an
Alternate Investor

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Delaware Funding Corporation,
as a Conduit Investor

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

JPMorgan Chase Bank,

(successor by merger to Morgan Guaranty Trust Company
of New York) as a Funding Agent and as an Alternate
Investor

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Eagle Funding Capital Corporation,
as a Conduit Investor and as an Alternate Investor

By: Fleet Securities, Inc.,

its attorney-in-fact

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Fleet Securities, Inc.

as a Funding Agent

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Gramercy Capital Corp.,
as a Conduit Investor

By: Credit Suisse First Boston, New York Branch,

its attorney-in-fact

    By:____________________________________________________

       Name:_______________________________________________

       Title:______________________________________________

    By:____________________________________________________

       Name:_______________________________________________

       Title:______________________________________________

Credit Suisse First Boston, New York Branch

as a Funding Agent and as an Alternate Investor

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Liberty Street Funding Corp.,
as a Conduit Investor

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

The Bank of Nova Scotia,

as a Funding Agent and as an Alternate Investor

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Gotham Funding Corporation,

as a Conduit Investor

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

The Bank of Tokyo-Mitsubishi, Ltd.,

as a Funding Agent and as an Alternate Investor

By:____________________________________________________

   Name:_______________________________________________

   Title:______________________________________________

Annex A

SCHEDULE C

[Gates/Synnex Receivables Schedule]

Annex B

SCHEDULE D

[Excluded Receivables]